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                                                                    EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report on Form 10-Q of LIN Holdings Corp. for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gary R. Chapman, Chief Executive Officer of the Company, William A. Cunningham, Vice President and Controller, Deborah R. Jacobson, Vice President of Corporate Development and Treasurer, and Peter E. Maloney, Vice President of Finance, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/Gary R. Chapman
                                    --------------------------------------------
Dated: November 14, 2002            Gary R. Chapman
                                    Chief Executive Officer

                                      /s/William A. Cunningham
                                    --------------------------------------------
Dated: November 14, 2002            William A. Cunningham
                                    Vice President and Controller

                                      /s/Deborah R. Jacobson
                                    --------------------------------------------
Dated: November 14, 2002            Deborah R. Jacobson
                                    Vice President of Corporate Development and
                                    Treasurer

                                      /s/Peter E. Maloney
                                    --------------------------------------------
Dated: November 14, 2002            Peter E. Maloney
                                    Vice President of Finance